SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                      __________________________________

                                   FORM T-1
                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

                      BANKAMERICA NATIONAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                                Not Applicable
  (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                  95-3804037
                     (I.R.S. Employer Identification No.)

            One World Trade Center, New York, New York   10048-1191
             (Address of principal executive offices)   (Zip Code)

                                General Counsel
                            Bank of America NT & SA
                         335 Madison Avenue, 4th Floor
                              New York, NY 10017
                                (212) 503-8297
          (Name, address and telephone number of agent for services)

                      American Express Credit Corporaton
                    (Exact name obligor as specified in its
                                 its charter)

                           Delaware                      11-1988350
                    (State or other jurisdiction of  (I.R.S. Employer
                    incorporation or organization)   Identification No.)

           One Christina Centre, 301 North Walnut Street      19801
             Wilmington, Delaware                      (Zip Code)
                   (Address of principal executive offices)

                                Debt Securities
                      (Title of the indenture securities)




                                    GENERAL

            Item 1. General Information.
                           Furnish the following information as to the trustee:

                    (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency, 250 E Street,
                           S.W., Washington, D.C. 20219; Federal Deposit Insurance Corporation, 550 17th Street, N.W., Washington, D.C. 20429; Board of Governors of The Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551

                    (b) Whether it is authorized to exercise corporate trust powers.
                           Yes

            Item 2. Affiliations with Obligor

                           If the obligor is an affiliate of the trustee, describe each such affiliation.

                           The obligor is not an affiliate of the trustee. (See Note on Page 3)


            Item 16.       List of Exhibits

                           List below are exhibits filed as a part of this statement of eligibility and qualification.

                           Exhibit 1 A copy of the Articles of Association of the Trustee; incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-34670.

                           Exhibit 2     A copy of the Certificate of
                                         Authority to Commence Business of the
                                         Trustee, incorporated herein by
                                         reference to Exhibit 2 filed with Form
                                         T-1 Statement, Registration No.
                                         2-97868.

                           Exhibit 3     Included in Exhibit 1.

                           Exhibit 4 A copy of the existing by-laws of the Trustee; incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-34670.


                           Exhibit 5     A copy of each indenture referred to in
                                         Item 4 if the obligor is in default.

                                         Not applicable.


                                      -2-


                           Exhibit 6 Consents of BankAmerica National Trust Company formerly Security Pacific National Trust Company (New York) required by Section 321 (b) of the Trust Indenture Act of 1939;
                                         incorporated herein by reference to
                                         Exhibit 6, filed with Form T-1
                                         Statement, Registration No. 2-97868.

                           Exhibit 7 A copy of the latest report of the Trustee published pursuant to the laws or the requirements of its supervising or examining authority.

                           Exhibit 8 A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                         Not Applicable.

                           Exhibit 9 Foreign trustees are required to file a consent to service of process on Form F-X.

                                         Not Applicable.

                             -----------------------


                                    NOTE

       Inasmuch as this Form T-1 is filed prior to the   ascertainment by the
Trustee of all facts on which to base   responsive  answers to  Item  2 the
answer  to  said Item  is  based on  incomplete information.

       Item 2 may be considered correct unless amended by an amendment to this Form T-1.

                                  SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, BankAmerica National Trust Company, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the August 25, 1995.



                                           BANKAMERICA NATIONAL TRUST COMPANY

                                           By /s/ John P. McGurn
                                              John P. McGurn
                                              Assistant Vice President




                                     -3-



                           Exhibit 6     Consents of BankAmerica National
                                         Trust Company formerly Security Pacific
                                         National Trust Company (New York)
                                         required by Section 321 (b) of the
                                         Trust Indenture Act of 1939;
                                         incorporated herein by reference to
                                         Exhibit 6, filed with Form T-1
                                         Statement, Registration No. 2-97868.

                           Exhibit 7 A copy of the latest report of the Trustee published pursuant to the laws or the requirements of its supervising or examining authority.

                           Exhibit 8 A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                         Not Applicable.

                           Exhibit 9 Foreign trustees are required to file a consent to service of process on Form F-X.

                                         Not Applicable.




                                    NOTE

       Inasmuch as this Form T-1 is filed prior to the   ascertainment by the

Trustee of all facts on which to base   responsive  answers to  Item  2 the
answer  to  said Item  is  based on  incomplete information.

       Item 2 may be considered correct unless amended by an amendment to this Form T-1.

                                  SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, BankAmerica National Trust Company, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 25th day of August, 1995.


                                           BANKAMERICA NATIONAL TRUST COMPANY

                                           By /s/ John P. McGurn
                                              John P. McGurn
                                              Assistant Vice President


                                     -3-


BANKAMERICA NATIONAL TRUST COMPANY   Exhibit 7 to Form T-1      One World Trade
Center, 18th Floor
New York City, NY  10048

FDIC Certificate Number 24430

Consolidated Report of Condition for
Insured Commercial Banks for June 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                         Dollar Amounts in Thousands
_________________________________________________________________Assets
1.  Cash and balances due from depository
    institutions (from Schedule RC-A):
    a.  Noninterest-bearing balances and
        currency and coin [1]............................202,209
    b.  Interest-bearing balances [2].................... 97,788
2.  Securities:
    a. Held-to-maturity securities
       (from Schedule RC-B, column A).....................2,011
    b. Available-for-sale securities
       (from Schedule RC-B, column D).....................4,749
3.  Federal funds sold and securities

    purchases under agreements to resell:
    a.   Federal funds sold...............................
    b.   Securities purchased under
         agreements to resell..............................
4.  Loans and lease financing receivables:
    a.    Loans and leases, net of unearned
          income (from Schedule RC-C).............129,742
    b.    LESS: Allowance for loan and
          lease losses................................338
    c.    LESS: Allocated transfer risk
          reserve................................
    d.    Loans and leases, net of
          unearned income, allowance,
          and reserve (item 4.a minus
          4.b and 4.c)....................................129,404
5.  Assets held in trading accounts (from
    Schedule RC-D)........................................... 887

6.  Premises and fixed assets (including
    capitalized leases).......................................
7.  Other real estate owned...............................
8.  Investments in unconsolidated subsidiaries and
    associated companies..................................
9.  Customer's liability to this bank on
    acceptances outstanding...............................
10.  Intangible assets (from Schedule RC-M)................. 8,833
11.  Other assets (from Schedule RC-F)..................... 47,531
12.  Total assets (sum of items 1 through 11.............  493,412

_______________


[1] Includes cash items in process of collection and unposted debits. [2] Includes time certificates of deposit not held in trading ccounts. SCHEDULE RC-CONTINUED

                         Dollar Amounts in Thousands
_________________________________________________________________Liabilities


13.  Deposits:
     a. In domestic offices (sum of totals of columns
        A and C from Schedule RC-E).......................  331,041
        (1) Noninterest-bearing [1].........................331,041
        (2) Interest-bearing.....................
     b. In foreign offices, Edge and Agreement
        subsidiaries, and IBFs............................
        (1) Noninterest-bearing...........................
        (2) Interest-bearing..............................
14.  Federal funds purchased and securities
     sold under agreements to repurchase:
     a. Federal funds purchased...........................
     b. Securities sold under agreements to repurchase....
15.  Demand notes issued to the U.S. Treasury.............

16.  Other borrowed money.................................    6,046
17.  Mortgage indebtedness and obligations
     under capitalized leases.............................
18.  Bank's liability on acceptances executed
     and outstanding......................................
19.  Notes and debentures subordinated to deposits........
20.  Other liabilities (from Schedule RC-G)...............   35,986
21.  Total liabilities (sum of items 13 through 20).........373,073
22.  Limited-life preferred stock.........................
EQUITY CAPITAL
23.  Perpetual preferred stock............................
24.  Common Stock.........................................     500
25.  Surplus.............................................. 137,410
26(a)Undivided profits and capital reserves............... (17,585)
26(b)Net  unrealized holding  gains (losses)  on  available for  sale
     securities...........................................      14
27.  Cumulative foreign currency translation adjustments..
28.  Total equity capital (sum of items 23 through 27).... 120,339
29.  Total liabilities, limited-life preferred stock,
     and equity capital (sum of items 21,22 and 28)....... 493,412
_______________
1] Includes total demand deposits and noninterest-bearing time and savings deposits.